UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2006

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.                  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                                 Effective February 27, 2006, Thomas H. Boone has retired from the Sterling Financial Corporation (“Sterling”) Board of Directors.  Mr. Boone will continue to serve as a member of the Board of Directors of Sterling’s wholly owned subsidiary, Sterling Savings Bank.

Item 8.01                     Other Events.

On February 28, 2006, Sterling Financial Corporation issued a press release announcing a quarterly cash dividend of $0.06 per share of common stock.  The text of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) The following exhibit is filed herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

March 1, 2006	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Executive Vice President, Assistant Secretary, and
Principal Financial Officer